LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Global Bond Fund

Supplement dated January 2, 2020 to the

Summary Prospectus dated May 1, 2019

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 13 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Leah G. Traub, Partner and Portfolio Manager	2018
Andrew H. O’Brien, Partner and Portfolio Manager	2018
Steven F. Rocco, Partner and Director of Taxable Fixed Income	2018
Kewjin Yuoh, Partner and Portfolio Manager	2018
Annika M. Lombardi, Portfolio Manager	2019

Please retain this document for your future reference.